SUMMIT PROPERTIES ANNOUNCES FIRST QUARTER RESULTS
Raises 2004 Earnings Guidance

April 23, 2004 - Summit Properties Inc. (NYSE:SMT), a Real Estate Investment Trust headquartered in Charlotte, NC, today reported operating results for the quarter ended March 31, 2004.

Quarterly Results
Net income for the quarter ended March 31, 2004 was $2,299,000, or $0.07 per share, compared to $5,189,000, or $0.19 per share, for the quarter ended March 31, 2003 . The Company’s first quarter 2003 net income results included a gain on asset sale of $3,136,000, or $0.12 per share, with no similar gain in 2004.

Funds from Operations ("FFO") for the quarter ended March 31, 2004 were $13,870,000, or $0.40 per share, compared to $12,493,000, or $0.41 per share, for the quarter ended March 31, 2003. FFO, which is the primary earnings measure of the REIT industry, has been calculated as set forth in the attachments to this release. A reconciliation of net income to FFO and property operating income is provided in the attachments to this release.

"With sequential same-property revenue increasing this quarter, as well as two out of the last three quarters, we are seeing the results of a disciplined strategy that is poised to reward shareholders," said Steve LeBlanc, Summit’s President and Chief Executive Officer. "The economic recovery is now firmly in place and has convinced us to raise expectations for our 2004 results."

"We have the right properties in the right markets with accelerating job growth and declining supply of new competing properties. Over the past twelve months, our five markets have created 115,000 new jobs, representing a 1.3 percent growth rate, well in excess of the national average. At the same time, the new supply of apartment homes in our markets is down 40 percent from its peak and at the lowest level since 1995."

"Our aggressive efforts to change our geographic focus are paying off. We enter this period of improving fundamentals with the best portfolio of apartments in the Company’s history; and we believe the best portfolio held by any public apartment company. Our current portfolio is the result of six years of aggressive portfolio management. Our largest markets are Washington, D.C. and Southeast Florida, arguably two of the best apartment markets in the country. Combined, these two markets comprise over 50% of our total property operating income."

Investment Activities
The Company completed construction of one new luxury apartment community during the first quarter of 2004. Summit Silo Creek was completed a quarter earlier than planned and at a cost savings of $2.7 million, or 6.5 percent. Summit Silo Creek is located in Loudon County, Virginia, a suburb of Washington, D.C., and represents a total investment of $39.0 million. Summit Silo Creek has 284 apartment homes and offers luxury amenities such as nine-foot ceilings, attached garages, an exercise facility, a resort pool, and a fitness trail.

The Company achieved stabilization of one new community during the first quarter of 2004. Summit Stockbridge, a luxury garden community located in the Stockbridge suburb of Atlanta, was 92.4 percent leased as of March 31, 2004. Summit Stockbridge has 304 apartment homes and represents a total investment of $23.4 million.

As of March 31, 2004, the Company had four communities in lease-up. Summit Silo Creek, in Washington, D.C., was 49.6 percent leased at the end of the quarter. Summit Reunion Park II, in Raleigh, North Carolina was 23.8 percent leased at the end of the quarter. Summit Las Olas, in Ft. Lauderdale, Florida, was 6.9 percent leased at the end of the quarter. Summit Brickell View, in Miami, Florida, was 5.3 percent leased at the end of the quarter.

"The level of pre-leasing activity we are seeing at Summit Las Olas and Summit Brickell View, our two newest communities in Southeast Florida, is extraordinary," said Mike Schwarz, Summit’s Chief Operating Officer. "We have been marketing for about a month and have been flooded with the highest level of traffic we have ever seen. These two properties represent an anticipated total investment of almost $150 million. We are excited about the substantial value we are creating for our shareholders."

Capital Markets Activities
During the first quarter of 2004, the Company closed on two non-recourse mortgages totaling $44.1 million. The mortgages have seven-year maturities and a weighted average interest rate of 4.65 percent.

Operating Outlook
After reviewing first quarter results, the Company is updating its same-property revenue and operating income ranges. The Company is also updating its investment spending range. As a result of these updates as well as anticipated increases in gains on sales of communities, the Company is increasing its 2004 net income guidance to $1.65 to $3.49 per share. Actual results within this net income guidance range will primarily depend on the timing of planned property dispositions. The Company is also increasing its 2004 FFO guidance to $1.53 to $1.68 per share.

Summit Properties Inc.
2004 Operating Outlook
(Dollars in thousands, except per share data)

	2004 Original Estimate as of 1/30/04	2004 Revised Estimate as of 4/23/04

Same-property revenues	-2.0 to 2.0%	-1.5 to 2.0%
Same-property operating expenses	3.0 to 4.0%	3.0 to 4.0%
Same-property operating income	-3.0 to 1.0%	-2.0 to 1.0%

Investment spending	$100,000 to $350,000	$150,000 to $350,000

Disposition proceeds	$150,000 to $250,000	$150,000 to $250,000

Net income per share	$1.57 to $3.43	$1.65 to $3.49
Add expected real estate depreciation per share	$1.09 to $1.09	$1.09 to $1.09
Less expected gain on sale of real estate assets per share	($1.16) to ($2.84)	($1.21) to ($2.90)
Funds from operations per share	$1.50 to $1.68	$1.53 to $1.68

Conference Call
Summit will conduct a conference call today at 11:00 a.m. EDT to discuss its operating results, business highlights and outlook. In addition, the Company may answer questions concerning business and financial developments and trends, the Company’s view on earnings forecasts and other business and financial matters affecting the Company, some of the responses to which may contain information that has not been previously disclosed.

The number for the conference call is (719) 457-2617, reservation code 771407. A live webcast of the conference call will also be available on the investor relations page of the company’s website at http://www.summitproperties.com . To access the investor relations page, please begin with the company’s home page at the above address, select the "About Summit" tab, and then select the "Investor Relations" tab. A replay of the call by webcast will be available for an extended period of time by visiting the investor relations page of the company’s website. The financial and statistical information presented on the conference call will be available on the investor relations page of the company’s website promptly after the conference call.

Summit Properties Inc. is a real estate investment trust that focuses on the operation, development, and acquisition of luxury apartment communities. As of March 31, 2004, the company owned or held an ownership interest in 51 communities comprised of 15,585 apartment homes with an additional 1,403 apartment homes under construction in four new communities.

# # #

Contact:  Steven R. LeBlanc, President and CEO
     Michael L. Schwarz, Executive Vice President and COO
     Gregg D. Adzema, Executive Vice President and CFO

SUMMIT PROPERTIES INC.
STATEMENTS OF EARNINGS
(Dollars in thousands, except per share amounts)

	Three Months Ended
	March 31,

	2004	2003	% Change

Revenues:
Property revenues:
Rental	$33,150	$27,010	22.7%
Other	2,598	1,804	44.0%

Total property revenues	35,748	28,814	24.1%

Management fees - third party communities	147	170	-13.5%
Interest and other	370	1,002	-63.1%
Gain and interest income on compensation plans	280	188	48.9%

Total revenues	36,545	30,174	21.1%

Expenses:
Property operating	12,861	9,737	32.1%
General and administrative	1,891	1,558	21.4%
Property Management - owned communities	1,494	1,320	13.2%
Property Management - third party communities	181	160	13.1%
Liability adjustment and gain (loss) on compensation plans	280	188	48.9%
Depreciation and amortization	10,562	7,605	38.9%
Interest	6,918	6,371	8.6%
Deferred financing cost amortization	324	380	-14.7%

Total expenses	34,511	27,319	26.3%

Income from continuing operations before loss on unconsolidated real estate joint ventures, dividends to preferred unitholders and minority
interest of common unitholders	2,034	2,855	-28.8%

Loss on unconsolidated real estate joint ventures	(94)	(89)	5.6%

Income from continuing operations before dividends to preferred
unitholders and minority interest of common unitholders	1,940	2,766	-29.9%

Dividends to preferred unitholders in Operating Partnership	(1,203)	(3,105)	-61.3%
Minority interest of common unitholders in Operating Partnership	(72)	38	-289.5%

Income (loss) from continuing operations	665	(301)	320.9%

Discontinued operations (1):
Income from discontinued operations (2)	1,764	3,068	-42.5%
Gain on disposition of discontinued operations	47	3,136	-98.5%
Minority interest of common unitholders in Operating Partnership	(177)	(714)	-75.2%

Total discontinued operations	1,634	5,490	-70.2%

Net income	$2,299	$5,189	-55.7%

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	31,391,441	27,211,165	15.4%

Diluted	31,607,968	27,211,165	16.2%

PER SHARE DATA - DILUTED
Income (loss) from continuing operations	$0.02	$(0.01)	300.0%

Discontinued operations (1)	$0.05	$0.20	-75.0%

Net income	$0.07	$0.19	-63.2%

SUMMIT PROPERTIES INC.
CONDENSED BALANCE SHEETS
(Dollars in thousands)

	March 31,	December 31,
	2004	2003

ASSETS
Operating real estate assets	$ 1,223,897	$ 1,184,868
Accumulated depreciation	(152,447)	(143,027)

Net operating real estate assets	1,071,450	1,041,841

Operating real estate assets - assets held for sale	98,702	98,490
Accumulated depreciation - assets held for sale	(32,310)	(31,473)

Net operating real estate assets - assets held for sale	66,392	67,017

Communities under construction	191,088	210,313

Net real estate assets	1,328,930	1,319,171

Cash and cash equivalents	4,627	3,979
Other assets	24,122	24,969
Other assets - assets held for sale	150	115

Total assets	$1,357,829	$1,348,234

LIABILITIES AND STOCKHOLDERS' EQUITY
Variable rate tax-exempt mortgage - assets held for sale	$10,125	$10,345
Variable rate mortgage	6,900	6,900
Variable rate credit facility	126,900	119,000
Variable rate construction loan	-	33,345

Total variable rate debt	143,925	169,590

Fixed rate mortgages	376,346	332,569
Fixed rate senior unsecured debt	220,000	220,000

Total fixed rate debt	596,346	552,569

Total debt before hedge adjustments	740,271	722,159

Fair value adjustment of hedged debt instruments	3,779	3,993

Total debt	744,050	726,152

Other liabilities	47,120	48,028
Other liabilities - assets held for sale	290	263

Total liabilities	791,460	774,443

Minority interest of preferred unitholders	53,544	53,544
Equity including other minority interest	512,825	520,247

Total liabilities and stockholders' equity	$1,357,829	$1,348,234

SUMMIT PROPERTIES INC.
BALANCE SHEET STATISTICS
(Dollars in thousands)

	March 31,	December 31,
	2004	2003

WEIGHTED AVERAGE INTEREST RATE
Variable rate tax-exempt mortgage - assets held for sale	2.46%	2.55%
Variable rate mortgage	2.86%	3.03%
Variable rate credit facility	1.56%	1.99%
Variable rate construction loan	-	3.20%

Total variable rate debt	1.78%	2.16%

Fixed rate mortgages	6.06%	6.62%
Fixed rate senior unsecured debt	7.40%	7.34%

Total fixed rate debt	6.60%	6.96%

Total debt	5.42%	5.85%

WEIGHTED AVERAGE MATURITY (YEARS) (3)
Variable rate tax-exempt mortgage - assets held for sale	3.0	3.3
Variable rate mortgage	1.3	1.6

Total variable rate debt	2.3	2.6

Fixed rate mortgages	6.8	7.0
Fixed rate senior unsecured debt	3.3	3.5

Total fixed rate debt	5.5	5.6

Total debt	5.3	5.5

LEVERAGE STATISTICS
Total debt before hedge adjustments	$740,271	$722,159

Minority interest of preferred unitholders	$53,544	$53,544

Total assets	$1,357,829	$1,348,234
Accumulated depreciation	184,757	174,500

Total undepreciated assets	$1,542,586	$1,522,734

Total debt before hedge adjustments
to total undepreciated assets	48%	47%

Total debt before hedge adjustments and minority
interest of preferred unitholders to total undepreciated assets	51%	51%

Total shares and units outstanding	34,812,705	34,739,025

SUMMIT PROPERTIES INC.
PROPERTY OPERATING AND
CAPITAL EXPENDITURE STATISTICS
(Dollars in thousands)

	Three Months Ended
	March 31,

PROPERTY OPERATING STATISTICS (4)	2004	2003	% Change

Property revenues (continuing and discontinued operations, see (1) and (2)):
Same-property communities	$29,223	$29,269	-0.2%
Stabilized development communities	6,200	3,476	78.4%
Acquisition communities	3,772	-	100.0%
Communities in lease-up	435	-	100.0%
Disposition communities	-	6,674	-100.0%

Total property revenues	39,630	39,419	0.5%

Property operating expenses (continuing and discontinued operations, see (1) and (2)):
Same-property communities	9,867	9,578	3.0%
Stabilized development communities	2,563	1,346	90.4%
Acquisition communities	1,387	-	100.0%
Communities in lease-up	261	2	12950.0%
Disposition communities	-	2,742	-100.0%

Total property operating expenses	14,078	13,668	3.0%

Property operating income (continuing and discontinued operations, see (1) and (2)):
Same-property communities	19,356	19,691	-1.7%
Stabilized development communities	3,637	2,130	70.8%
Acquisition communities	2,385	-	100.0%
Communities in lease-up	174	(2)	8800.0%
Disposition communities	-	3,932	-100.0%

Total property operating income	$25,552	$25,751	-0.8%

CAPITAL EXPENDITURES (5)
Recurring capital expenditures	$1,329	$799	66.3%
Non-recurring capital expenditures	468	220	112.7%

Total capital expenditures	$1,797	$1,019	76.3%

SUMMIT PROPERTIES INC.
NON-GAAP FINANCIAL MEASURE
RECONCILIATIONS
(Dollars in thousands, except per share amounts)

	Three Months Ended
	March 31,

	2004	2003	% Change

FUNDS FROM OPERATIONS (6)
Net income	$2,299	$5,189	-55.7%
Real estate depreciation	11,180	9,575	16.8%
Real estate depreciation from unconsolidated joint ventures	189	189	0.0%
Net gain on sale of real estate assets	(47)	(3,136)	-98.5%
Minority interest of common unitholders in Operating Partnership	249	676	-63.2%

Funds from operations	$13,870	$12,493	11.0%

WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING
Basic	34,792,059	30,755,631	13.1%

Diluted	35,008,586	30,777,361	13.7%

PER SHARE DATA - DILUTED
Funds from operations (6)	$0.40	$0.41	-2.4%

NET INCOME TO PROPERTY OPERATING INCOME (7)
Net income	$2,299	$5,189	-55.7%
Management fees - third party communities	(147)	(170)	-13.5%
Interest and other income	(370)	(1,002)	-63.1%
General and administrative	1,891	1,558	21.4%
Property Management - owned communities	1,494	1,320	13.2%
Property Management - third party communities	181	160	13.1%
Depreciation and amortization (continuing and discontinued operations)	11,400	9,832	15.9%
Interest and deferred financing cost amortization (continuing
and discontinued operations)	7,305	8,130	-10.1%
Loss (gain) on unconsolidated real estate joint ventures	94	89	5.6%
Dividends to preferred unitholders in Operating Partnership	1,203	3,105	-61.3%
Minority interest of common unitholders in Operating Partnership	249	676	-63.2%
Gain on disposition of discontinued operations	(47)	(3,136)	-98.5%

Total property operating income	$25,552	$25,751	-0.8%

	Guidance Range

FORECASTED FUNDS FROM OPERATIONS PER SHARE (6)	Low End	High End

Forecasted net income	$1.65	$3.49
Add expected real estate depreciation	1.09	1.09
Less expected gain on sale of real estate assets	(1.21)	(2.90)

Forecasted funds from operations	$1.53	$1.68

SUMMIT PROPERTIES INC.
SAME-PROPERTY OPERATING STATISTICS
(Dollars in thousands)

YEAR-OVER-YEAR
Three Months Ended March 31, 2004 and 2003

		Percentage of		Property	Property
	Number of	Property	Property	Operating	Operating
	Apartment	Operating	Revenues	Expenses	Income
	Homes	Income	% Change	% Change	% Change

Markets
Washington, D.C.	2,301	29.6%	4.1%	0.8%	5.4%
Atlanta, GA	2,485	19.1%	-3.4%	6.7%	-8.3%
Southeast Florida	1,715	18.6%	1.1%	7.3%	-2.2%
Raleigh, NC	2,334	16.6%	-4.9%	1.1%	-7.7%
Charlotte, NC	1,901	14.1%	1.2%	-0.8%	2.4%
Orlando, FL	270	2.0%	-2.2%	-2.2%	-2.3%

Total Same-Property	11,006	100.0%	-0.2%	3.0%	-1.7%

[Column(s) repeated from above]

			Average Monthly Rent per
	Average Physical Occupany		Occupied Apartment Home

	1Q 2004	% Change	1Q 2004	% Change

Markets
Washington, D.C.	95.4%	1.0%	$ 1,125	0.9%
Atlanta, GA	92.8%	-1.5%	775	-4.8%
Southeast Florida	96.2%	1.6%	1,069	-1.8%
Raleigh, NC	92.3%	-3.6%	706	-2.4%
Charlotte, NC	95.0%	0.9%	730	-2.7%
Orlando, FL	95.8%	-0.7%	781	-1.1%

Total Same-Property	94.2%	-0.5%	$ 872	-1.9%

SEQUENTIAL QUARTER
Three Months Ended March 31, 2004 and Three Months Ended December 31, 2003

		Percentage of		Property	Property
	Number of	Property	Property	Operating	Operating
	Apartment	Operating	Revenue	Expenses	Income
	Homes	Income	% Change	% Change	% Change

Markets
Washington, D.C.	2,301	29.6%	1.4%	7.6%	-0.6%
Atlanta, GA	2,485	19.1%	0.7%	4.6%	-1.4%
Southeast Florida	1,715	18.6%	-0.8%	-4.0%	1.2%
Raleigh, NC	2,334	16.6%	0.5%	4.8%	-1.6%
Charlotte, NC	1,901	14.1%	1.1%	10.9%	-4.0%
Orlando, FL	270	2.0%	-0.6%	-0.4%	-0.8%

Total Same-Property	11,006	100.0%	0.6%	4.1%	-1.1%

[Column(s) repeated from above]

			Average Monthly Rent per
	Average Physical Occupancy		Occupied Apartment Home

	1Q 2004	% Change	1Q 2004	% Change

Markets
Washington, D.C.	95.4%	0.5%	$ 1,125	-0.2%
Atlanta, GA	92.8%	0.3%	775	-0.5%
Southeast Florida	96.2%	0.4%	1,069	-0.2%
Raleigh, NC	92.3%	0.4%	706	-0.6%
Charlotte, NC	95.0%	0.5%	730	-0.8%
Orlando, FL	95.8%	0.5%	781	-0.3%

Total Same-Property	94.2%	0.4%	$ 872	-0.3%

SUMMIT PROPERTIES INC.
COMPLETED COMMUNITIES

						Average
						Monthly
					Average	Rent per
					Physical	Occupied
				Average	Occupancy	Apartment
		Number of	Year	Apartment	Percentage	Home
Market Area/Community (8)	Location	Apartments	Completed	Size (sq ft)	1Q 2004	1Q 2004

SAME-PROPERTY COMMUNITIES
ATLANTA
Summit Club at Dunwoody	Atlanta, GA	324	1997	1,007	95.9	777
Summit Deer Creek	Atlanta, GA	292	2000	1,187	89.9	792
Summit Glen	Atlanta, GA	242	1992	983	95.8	758
Summit on the River	Atlanta, GA	352	1997	1,103	91.9	774
Summit Peachtree City	Atlanta, GA	399	2001	1,026	89.4	738
Summit Shiloh	Atlanta, GA	232	2002	1,151	93.2	787
Summit St. Clair	Atlanta, GA	336	1997	969	93.3	865
Summit Sweetwater	Atlanta, GA	308	2000	1,151	94.8	716

Total / weighted average		2,485	1998	1,069	92.8	775

CHARLOTTE
Summit Ballantyne	Charlotte, NC	400	1998	1,053	91.7	754
Summit Crossing	Charlotte, NC	128	1985	978	93.9	583
Summit Fairview	Charlotte, NC	135	1983	1,036	93.3	652
Summit Foxcroft	Charlotte, NC	156	1979	940	96.6	606
Summit Grandview	Charlotte, NC	266	2000	1,145	94.7	1,081
Summit Norcroft	Charlotte, NC	216	1997	1,126	96.1	682
Summit Sedgebrook	Charlotte, NC	368	1999	1,017	96.7	672
Summit Simsbury	Charlotte, NC	100	1985	874	97.6	658
Summit Touchstone	Charlotte, NC	132	1986	899	97.6	611

Total / weighted average		1,901	1994	1,032	95.0	730

ORLANDO
Summit Hunter's Creek	Orlando, FL	270	2000	1,082	95.8	781

Total / weighted average		270	2000	1,082	95.8	781

RALEIGH
Summit Crest	Raleigh, NC	438	2001	1,129	90.9	739
Summit Governor's Village	Raleigh, NC	242	1999	1,134	91.9	791
Summit Highland	Raleigh, NC	172	1987	986	94.1	595
Summit Lake	Raleigh, NC	446	1999	1,075	92.6	690
Summit Overlook	Raleigh, NC	320	2001	1,056	94.1	810
Summit Square	Raleigh, NC	362	1990	925	90.1	615
Summit Westwood	Raleigh, NC	354	1999	1,112	93.9	678

Total / weighted average		2,334	1998	1,064	92.3	706

SOUTHEAST FLORIDA
Summit Aventura	Aventura, FL	379	1995	1,106	96.1	1,128
Summit Del Ray	Delray Beach, FL	252	1993	968	97.1	846
Summit Doral	Miami, FL	260	1999	1,172	95.7	1,229
Summit Plantation	Plantation, FL	502	1997	1,152	95.8	1,069
Summit Portofino	Broward County, FL	322	1995	1,307	96.7	1,045

Total / weighted average		1,715	1996	1,147	96.2	1,069

WASHINGTON, D.C.
Summit Ashburn Farm	Loudon County, VA	162	2000	1,061	93.7	1,099
Summit Belmont	Fredricksburg, VA	300	1987	881	98.2	854
Summit Fair Lakes	Fairfax, VA	530	1999	996	95.7	1,262
Summit Fair Oaks	Fairfax, VA	246	1990	938	94.8	1,074
Summit Largo	Largo, MD	219	2000	1,042	94.2	1,293
Summit Reston	Reston, VA	418	1987	854	94.8	1,075
Summit Russett	Laurel, MD	426	2000	1,025	95.1	1,150

Total / weighted average		2,301	1995	963	95.4	1,125

Total / weighted average Same-property communities		11,006	1996	1,052	94.2	872

STABILIZED DEVELOPMENT COMMUNITIES
Reunion Park by Summit	Raleigh, NC	248	2000	941	93.0	593
Summit Brookwood	Atlanta, GA	359	2002	906	92.2	900
Summit Grand Parc	Washington, D.C.	105	2002	904	97.6	1,867
Summit Lenox	Atlanta, GA	431	1965	963	87.5	819
Summit Roosevelt	Washington, D.C.	198	2003	856	99.6	1,788
Summit Stockbridge	Atlanta, GA	304	2003	1,009	91.4	739
Summit Valleybrook	Philadelphia, PA	352	2002	992	94.9	1,114

Total / weighted average		1,997	1996	948	92.7	997

ACQUISITION COMMUNITIES
Summit Brickell	Miami, FL	405	2003	937	97.6	1,228
Summit Lansdowne	Washington, D.C.	690	2002	1,006	89.1	1,176

Total / weighted average		1,095	2002	981	92.2	1,195

Total / weighted agerage of
Stabilized communities		14,098	1997	1,032	93.9	915

COMMUNITIES IN LEASE -UP
Summit Silo Creek	Washington, D.C.	284	2004	971	37.1	N/A

Total / weighted average		284	2004	971	37.1	N/A

GRAND TOTAL OF ALL COMMUNITIES		14,382	1997	1,030	92.7	915

SUMMIT PROPERTIES INC.
COMMUNITIES UNDER CONSTRUCTION
(Dollars in thousands)

							Apartment
							Homes
		Number of			Anticipated		Leased as of
		Apartment	Budgeted	Costs	Construction	Anticipated	March 31,
	Location	Homes	Costs	to date	Completion	Stabilization	2004

COMMUNITIES IN LEASE UP
Summit Reunion Park II	Raleigh, NC	172	$ 10,800	$ 9,631	Q2 2004	Q4 2004	23.8%
Summit Brickell View	Miami, FL	323	74,000	71,223	Q4 2004	Q4 2005	5.3%
Summit Las Olas	Ft. Lauderdale, FL	420	73,700	70,245	Q4 2004	Q1 2006	6.9%

Total		915	158,500	151,099

COMMUNITIES NOT YET IN LEASE UP
Summit Fairfax Corner	Washington, D.C.	488	74,500	22,717	Q4 2006	Q2 2007

Total		488	74,500	22,717

LAND AND OTHER CONSTRUCTION COSTS		-	-	17,272

Total Communities under construction		1,403	$ 233,000	$ 191,088

SUMMIT PROPERTIES INC.
FOOTNOTES

(1)
We adopted Statement of Financial Accounting Standards (SFAS) No. 144 on January 1, 2002. SFAS No. 144 requires that the operating results of communities held for sale, as well as those sold, be included in discontinued operations in the statements of earnings prospectively from the date of adoption for all periods presented. As of March 31, 2004, we had five communities which met the held for sale criteria (Summit Square, Summit Highland, Summit Reston, Summit Fair Oaks and Summit Belmont). During the year ended December 31, 2003, we sold eight communities (formerly known as Summit Fairways, Summit Turtle Rock, Summit Camino Real, Summit Arboretum, Summit Las Palmas, Summit San Raphael, Summit Buena Vista and Summit Belcourt). Discontinued operations for the three months ended March 31, 2004 includes the five communities considered held for sale as of March 31, 2004 and discontinued operations for the three months ended March 31, 2003 includes the five communities considered held for sale as of March 31, 2004 as well as the eight communities sold during the year ended December 31, 2003.

(2)	Income from discontinued operations for the three months ended March 31 consists of the following (in thousands):

	2004	2003

Property revenues	$ 3,882	$ 10,605
Property operating expenses	(1,217)	(3,931)
Depreciation	(838)	(2,227)
Interest and amortization	(63)	(1,379)

Income from discontinued operations	$ 1,764	$ 3,068

(3)	Weighted average maturity excludes the credit facility and construction loan.
(4)	A reconciliation of net income to property operating income is available on the Non-GAAP Financial Measure Reconciliations page.
(5)
Recurring capital expenditures consist primarily of exterior painting, new appliances, vinyl flooring, blinds, tile, wallpaper and carpet. Non-recurring capital expenditures consist primarily of major renovations and upgrades of apartment homes.

(6)
Funds from Operations ("FFO"), as defined by the National Association of Real Estate Investment Trusts ("NAREIT"), represents net income (loss) excluding gains from sales of property and extraordinary items, plus depreciation of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures, all determined on a consistent basis in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Debt extinguishment costs which are recorded in discontinued operations because they were incurred directly as a result of the sale of a community are not specifically addressed by the NAREIT definition. Because of the limitations of the NAREIT FFO definition, we have made an interpretation in applying the definition to maintain consistent treatment with previous years' results. We include such debt extinguishment costs as a component of the community's total gain and, therefore, exclude them in the calculation of FFO. We believe that this interpretation is consistent with NAREIT's definition. Our methodology for computing FFO may differ from the methodologies utilized by other real estate companies and, accordingly, may not be comparable to other real estate companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make dividend or distribution payments. We believe that FFO is helpful to investors as a measure of the performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and to make capital expenditures. The denominator for FFO per share is diluted weighted average shares/units outstanding.

(7)
We evaluate community performance based on growth of property operating income, which is defined as rental and other property revenues less property operating expenses. We believe that property operating income is a meaningful measure for an investor’s analysis of community performance as it represents the most consistent, comparable operating performance among our communities. Depreciation is a fixed cost not controllable by our property management staff and not all communities are encumbered by financing instruments. Property operating income does not include any allocation of corporate overhead. You should not consider property operating income as an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or as an alternative to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity. Our calculation of property operating income may differ from the methodology and definition used by other apartment companies, and accordingly, may not be comparable to similarly entitled measures used by other apartment companies. We use capitalization rates based upon forward twelve-month property operating income as a measure of the current market valuation of a property. These capitalization rates should not be considered as a measure of performance.

(8)	This table does not include unconsolidated joint ventures.